UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 4, 2008

Acusphere, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50405	04-3208947
(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street
Watertown, MA	02472
(Address of Principal Executive Offices)	(Zip Code)

(617) 648-8800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2008, Acusphere, Inc. (the “Company”) agreed to amend the terms of its executive employment agreements (as amended, the “Executive Employment Agreements”) with certain of its executive officers, including Sherri C. Oberg, the Company’s President and Chief Executive Officer, Howard Bernstein, the Company’s Executive Vice President, Research and Development, Dennis Bucceri, the Company’s Senior Vice President, Regulatory Affairs, and Richard Walovitch, the Company’s Senior Vice President, Clinical Research (collectively, the “Executive Officers”).  The Company entered into an executive employment agreement with Lawrence A. Gyenes, the Company’s Senior Vice President and Chief Financial Officer and Secretary, in a form substantially similar to the Executive Employment Agreements, as so amended, on October 1, 2007, and the amendments were intended to conform the material terms of the executive agreements across the rest of the senior management team.

As previously disclosed, each of the Executive Officers was already party to an executive employment agreement with the Company, which agreement provided for compensation and benefits in the event such person was terminated by the Company other than for cause, death or disability, or in the event such person terminated his or her employment with the Company for good reason, in either case, in connection with a change of control transaction.  These agreements also provided for compensation and benefits other than in connection with a change of control transaction, in the event the executive was terminated by the Company other than for cause, death or disability, provided such person had satisfied certain minimum service requirements to the Company.

The amendments to the Executive Employment Agreements: (i) eliminate the minimum service requirement necessary to receive compensation and benefits in connection with a termination of service other than in connection with a change of control transaction and (ii) provide for compensation and benefits in the event the executive terminates his or her employment with the Company for good reason other than in connection with a change of control transaction.

The above description is a summary and is qualified in its entirety by the agreement itself, as so amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Exhibit
10.1	Form of Executive Employment Agreement, as amended, dated on or about February 4, 2008, by and between Acusphere, Inc. and certain executive officers of Acusphere, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: February 5, 2008	By:	/s/ Sherri C. Oberg
	Name:	Sherri C. Oberg
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Form of Executive Employment Agreement, as amended, dated on or about February 4, 2008, by and between Acusphere, Inc. and certain executive officers of Acusphere, Inc.